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                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED
                             RITZ INTERACTIVE, INC.
                             1999 STOCK OPTION PLAN
                 (Amended and Restated as of October 29, 2001)

1.    ESTABLISHMENT AND PURPOSES OF THE PLAN.

      Ritz Interactive, Inc. hereby establishes this 1999 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees and consultants of the Company who are in a position to make material contributions to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals, (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company, and (iv) helping to attract and motivate directors of the Company to perform the time consuming and essential management and oversight tasks which are central to the growth and financial success of the Company.

2.    DEFINITIONS.

      The following definitions shall apply throughout the Plan:

      a. "AFFILIATE" shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.

      b. "BOARD" shall mean the Board of Directors of the Company.

      c. "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

      d. "COMMON STOCK" shall mean the common stock, $0.001 par value, of the Company.

      e. "COMPANY" shall mean Ritz Interactive, Inc., a Delaware corporation, and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

      f. "COMMITTEE" shall mean the committee, if any, of the Board appointed in accordance with Section 4(a) of the Plan.

      g. "CONTINUOUS STATUS AS AN EMPLOYEE/CONSULTANT" shall mean the absence of any interruption or termination of employment by, or consultant status with, the Company. Continuous Status as an Employee/Consultant shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company.

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      h. "DIRECTOR" shall mean a member of the Company's Board.

      i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees and, for purposes of eligibility for Nonstatutory Stock Options, any consultant to the Company, whether or not employed by the Company.

      j. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      k. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted (or in connection with the Company's right to repurchase the Shares, the date of termination) as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange or quoted on the Nasdaq National Market System, the fair market value per Share shall be the closing price on the exchange or on the Nasdaq National Market System on the date of grant of the Option (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal,

      h. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      i. "NONSTATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

      j. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

      k. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

      l "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

      m. "OPTIONEE" shall mean any Employee, Director or consultant who is granted an Option.

      n  "PLAN" shall mean this 1999 Stock Option Plan.

      r. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

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      s. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 12 of the Plan.

      t. "STOCK PURCHASE AGREEMENT" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of the Plan) may from time to time approve, which the Board may require be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

      u. "TERMINATION FOR CAUSE" shall mean termination of employment or consulting arrangement as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee or consultant; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company;
(iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or consultant or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee or consultant without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Committee, have caused or substantially contributed to the material deterioration in the business of the Company or any Affiliate, taken as a whole.

3.    SHARES RESERVED.

      The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Four Million Five Hundred Thousand (4,500,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in
Section 12 of the Plan; provided, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions set forth in Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

      Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.    ADMINISTRATION OF THE PLAN.

      a. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the

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existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to him or her.

            The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions, as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan. To the extent the Board has specifically delegated to the Committee authority under this Plan, each reference herein to the Board relating to the delegated matters, unless the context otherwise requires, shall be deemed to include a reference to the Committee.

      b. Subject to the provisions of the Plan, the Board shall have the authority in its discretion to: (i) grant either Incentive Stock Options in accordance with Section 422 of the Code or Nonstatutory Stock Options, (ii) determine, upon review of relevant information, the Fair Market Value per Share,
(iii) determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan, (iv) determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares subject to each Option, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in
Section 14 of the Plan, (vi) determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement and Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement, (vii) accelerate the exercise date of any Option, (viii) determine whether any Optionee will be required to execute a Stock Purchase Agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

      c. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      d. The Board shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Board shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved in writing by a majority of the members of the Board without a meeting shall constitute acts of the Board.

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      e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.    ELIGIBILITY.

      Options may be granted under the Plan only to Employees, Directors, and consultants; provided, however, that consultants shall only be eligible to receive Nonstatutory Stock Options. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.    TERMS AND CONDITIONS OF OPTIONS.

      Options granted pursuant to the Plan by the Board shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:

      a. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Board makes the determination granting such Option; provided, however, that if the Board determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

      b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option.

      c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.

         In the case of any Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

      d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board; provided, however, that the Optionee in any event shall pay in cash any amount necessary to satisfy the Company's withholding obligations.

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      e. Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         The term of any Option may be less than the maximum term provided for herein as specified by the Board upon grant of the Option and as set forth in the Option Agreement.

      f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

7.    EXERCISE OF OPTION.

      a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Board and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Board; provided, however, that Optionees shall have the right to exercise their Options at the rate of at least 20% per year over five years from the date of grant.

         An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

      b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with
(i) any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Board and (ii) payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).

      c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

      d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend

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or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 12 of the Plan.

      e. Termination of Eligibility. If an Optionee ceases to serve as an Employee or consultant for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee/Consultant, he or she may, but only within three months following the date he or she ceases his or her Continuous Status as an Employee/Consultant (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Board may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee/Consultant; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee/Consultant shall not exceed an aggregate of six months and provided, further, that the Nonstatutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Nonstatutory Stock Option may be exercised, that such Option, unless otherwise amended by the Board, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee/Consultant.

      f. Death or Disability of Optionee. If an Optionee's Continuous Status as an Employee/Consultant ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six months (or such other period of time not exceeding one year as is determined by the Board at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Board at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      g. Termination for Cause. If an Optionee's Continuous Status as an Employee/Consultant with the Company terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he

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or she was entitled to exercise) within the time specified herein, the Option shall terminate.

      h. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(d) and 7(e), an Option may not be exercised, under any circumstances, after the expiration of its term.

      i. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

         Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.

      j. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

8.    COMPANY'S RIGHT TO REPURCHASE SHARES.

a. If an Optionee ceases to serve as an Employee or consultant for any reason, including death or permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), and thereby terminates his or her Continuous Status as an Employee/Consultant, the Company shall have the right to repurchase all of the Shares purchased by the Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee's Continuous Status As An Employee/Consultant (the "Termination Date") and shall expire on the 90th calendar day after the Termination Date (or in the case of Common

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Stock issued upon exercise of Options after the Termination Date, within 90 calendar days after the date of such exercise).

      b. The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the Fair Market Value per Share on the Termination Date times the number of Shares to be repurchased. The repurchase price may be paid by the Company by cash, check, evidence of cancellation of indebtedness of the Optionee to the Company, or some combination thereof, as the Company acting in its sole discretion may determine.

9.    TERMINATION OF REPURCHASE RIGHT.

      Optionee's obligations and the Company's rights under Section 8 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

10.   NONTRANSFERABILITY OF OPTIONS.

      Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution.

11.   HOLDING PERIOD.

      In the case of officers and directors of the Company and to the extent that the Common Stock is registered under Section 12(g) of the Exchange Act, at least six months must elapse from the date of grant of an Option to the date of disposition of the underlying Shares.

12.   ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

      a. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

      b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

      c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

13.   SHAREHOLDER APPROVAL.

      Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained. Shareholder approval shall be obtained (i) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of Delaware or (ii) by written consent of the holders of the outstanding Shares in accordance with the laws of the State of Delaware.

14.   AMENDMENT AND TERMINATION OF THE PLAN.

      a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under
Section 12 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration

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of the Plan from the Board or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 17 hereunder.

      b. Effect of Amendment or Termination. Except as otherwise provided in
Section 12 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed' by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1999 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by shareholders as provided in Section 13 of the Plan.

15.   INDEMNIFICATION.

      No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same.

16.   GENERAL PROVISIONS.

      a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

      b. No Enlargement of Rights. Neither the Plan, nor the granting of Options, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.

         No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

      c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

      d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws rules thereof.

      e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

      f. Information to Optionees. To the extent as may be required by applicable law or as may be required to create and maintain Incentive Stock Option status, the Company shall provide without charge to each Optionee copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.

      g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

      h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.   EFFECTIVE DATE AND TERM OF PLAN.

      The Plan shall become effective upon shareholder approval as provided in
Section 12 of the Plan. Options may be granted under the Plan prior to securing such shareholder approval provided that such Options shall be expressly subject to securing such shareholder approval and may not be exercised in whole or in part unless such shareholder approval has been duly obtained. The Plan shall continue in effect for a term of ten years (from the date the Plan is adopted or the date the Plan is approved by the shareholders, whichever is earlier) unless sooner terminated under Section 14 of the Plan.

                            CERTIFICATE OF SECRETARY

      The undersigned Secretary of Ritz Interactive, Inc., a Delaware corporation (the "Company"), hereby certifies that the foregoing is a true and correct copy of the Company's 1999 Stock Option Plan, as amended.

      IN WITNESS WHEREOF, the undersigned has executed this document on this _______day of ____________________, 200_.

                                  _______________________________
                                  Secretary

                                   EXHIBIT A-1
                             RITZ INTERACTIVE, INC.
                             1999 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

      Ritz Interactive, Inc., a Delaware corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with _______________________ (the "Optionee"), whose address is______________________________________________
____________________, on this _________day of______________________,__________, whereby the Company grants to the Optionee the right and option to purchase an aggregate of__________________shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the 1999 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

      1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. EXERCISE PRICE. The exercise price is $_____________________per Share, which price is not less than [100%] [110%] of the Fair Market Value thereof on the date this Option is granted.

      3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon the exercise of this Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board.

      4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

            (a) This Option shall vest and be exercisable cumulatively as follows: [e.g., 20% of the Option shall vest on the first anniversary of the date of grant (the "First Anniversary") and the remaining 80% of the Option shall vest in sixteen (16) equal quarterly installments with the first installment vesting on the last day of the first full calendar quarter following the First Anniversary and one additional installment vesting on the last day of each calendar quarter thereafter,] as long as the Optionee continues to serve as an Employee or consultant of the Company. The Optionee may exercise the exercisable portion of this Option in whole or in part at any time during his or her employment or consulting status with the Company, provided the Optionee has been in continuous employment with the Company since the grant of this Option. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or the Optionee's disability or death, the provisions of Sections 7 or 8 below shall apply to any exercise of this Option.

            (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the Company. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

            (b) No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(i) of the Plan.

      5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company as set forth in Section 13 of the Plan, or if the issuance of Shares upon the Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgments to the Company as may be required by any applicable law or regulation.

      6. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

            (a) The Optionee is acquiring this Option, and upon exercise of this Option, will be acquiring the Shares for investment in his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

            (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his or her business or financial experience has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect the Optionee's interests in connection with the acquisition of this Option and the Shares.

      7. TERMINATION OF EMPLOYMENT/CONSULTANT STATUS.

            (a) If the Optionee ceases to serve as an Employee or consultant for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee/Consultant, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

            (b) If an Optionee's Continuous Status as an Employee/Consultant terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

      8. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

      9. TERM OF OPTION. This Option may not be exercised more than ______________________________(_____) years from the date of the grant of this
Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

      10. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

      11. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      12. NO RIGHT OF EMPLOYMENT. Neither this Option nor the Plan shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

      13. MISCELLANEOUS.

            (c) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

            (d) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

            (e) Amendments. (i) The Board reserves the right to amend the terms and provisions of this Option Agreement without the Optionee's consent to comply with any Federal or state securities law.

                  (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver of any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

            (f) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

            (g) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and this Option Agreement and all determinations made or actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without regard to the conflict of laws rules thereof

            (h) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations or warranties between the Parties, other than those set forth herein.

            (i) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

            (j) Optionee Representation. The Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all of the terms and provisions thereof

      IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee as of the date and year first written above.

DATE OF GRANT: __________________________

Ritz Interactive, Inc.,
a Delaware corporation

By: _____________________________________

Title: __________________________________

Optionee:
_________________________________________

      THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                   EXHIBIT A-2
                             RITZ INTERACTIVE, INC.
                             1999 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT

      Ritz Interactive, Inc., a Delaware corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with _______________________ _________________ (the "Optionee"), whose address is ___________________________
___________________________________________ on this ______ day of _____________,
_____________, whereby the Company grants to the Optionee the right and option to purchase an aggregate of________________shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the 1999 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

      1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

      2. EXERCISE PRICE. The exercise price is $______________________per Share, which price is not less than 100% of the Fair Market Value thereof on the date this Option is granted.

      3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board.

      4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

            (a) This Option shall vest and be exercisable cumulatively as follows: [e.g., 20% of the Option shall vest on the first anniversary of the date of grant (the "First Anniversary") and the remaining 80% of the Option shall vest in sixteen (16) equal quarterly installments with the first installment vesting on the last day of the first full calendar quarter following the First Anniversary and one additional installment vesting on the last day of each calendar quarter thereafter,] as long as the Optionee continues to serve as an Employee or consultant. The Optionee may exercise the exercisable portion of this Option in whole or in part at any time during his or her employment or consulting status with the Company, provided the Optionee has been in continuous employment with the Company since the grant of this Option. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or the Optionee's disability or death, the provisions of Sections 7 or 8 below shall apply to any exercise of this Option.

            (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement, if required by the Company. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

            (c) No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(i) of the Plan.

      5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company as set forth in Section 13 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

            (a) The Optionee is acquiring this Option, and upon exercise of this Option, will be acquiring the Shares for investment in his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

            (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his or her business or financial experience has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect the Optionee's interests in connection with the acquisition of this Option and the Shares.

      7. TERMINATION OF EMPLOYMENT.

            (a) If the Optionee ceases to serve as an Employee or consultant of the Company for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee/Consultant, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee or consultant for a period which shall not exceed an aggregate of six months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

            (b) If an Optionee's Continuous Status as an Employee/Consultant terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof

      8. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee or consultant due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

      9. TERM OF OPTION. This Option may not be exercised more than_____________ (_______) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

      10. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

      11. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      12. NO RIGHT OF EMPLOYMENT. Neither this Option nor the Plan shall confer upon the

Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

      13. MISCELLANEOUS.

            (c) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

            (d) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

            (e) Amendments. (i) The Board reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

                  (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver of any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

            (f) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

            (g) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and this Option Agreement and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of Delaware, without regard to the conflict of laws rules thereof.

            (h) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations or warranties between the Parties, other than those set forth herein.

            (i) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

            (j) Optionee Representation. The Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all of the terms and provisions thereof.

      IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee as of the date and year first written above.

DATE OF GRANT:__________________________

Ritz Interactive, Inc.,
a Delaware corporation

By: ____________________________________
Title: _________________________________

Optionee:

________________________________________

      THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                              [For Use Upon Exercise of Options]

                                    EXHIBIT B
                             RITZ INTERACTIVE, INC.
                            STOCK PURCHASE AGREEMENT

      This Agreement is made as of the_____________day of______________________,
19____, by and between Ritz Interactive, Inc., a Delaware corporation (the "Company"), and_______________________________________ ("Optionee"). Unless the
context herein otherwise requires, capitalized terms used herein shall have the same meaning as such capitalized terms have under the Company's Stock Option Plan.

                                    RECITALS

      A. Optionee was granted a Stock Option (the "Option") on ___________ pursuant to the Company's 1999 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

      B. Pursuant to sad Option, Optionee was granted the right to purchase ________________________ shares of the Company's Common Stock, as adjusted in accordance with the Plan (the "Optioned Shares").

      C. Optionee has elected to exercise the Option to purchase _______________ of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing said Option (the "Option Agreement").

      D. As required by the Option Agreement, as a condition to Optionee's exercise of his or her Option, Optionee must execute this Agreement which gives the Company the right of first refusal upon transfer.

      NOW, THEREFORE, IT IS AGREED between the parties as Mows:

      1. EXERCISE OF OPTION. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his or her Option or a. portion thereof to purchase___________________ Shares at $_____________ per Share, payable in accordance with the terms and provisions of the Option Agreement.

      2. COMPANY'S RIGHT TO REPURCHASE SHARES.

            (a) If an Optionee ceases to serve as an Employee for any reason, including death or permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), and thereby terminates his or her Continuous Status as an Employee/Consultant, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee's Continuous Status as an Employee/Consultant (the "Termination Date") and shall expire on the 90th calendar day after the Termination Date (or in the case of Common Stock issued upon exercise of Options after the Termination Date, within 90 calendar days after the date of exercise).

            (b) The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the Fair Market Value per share on the Termination Date times the number of shares to be repurchased. The repurchase price may be paid by the Company by cash, check, evidence of cancellation of indebtedness of Optionee to the Company, or some combination thereof, as the Company acting in its sole discretion may determine.

      3. RIGHT OF FIRST REFUSAL. Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible), in the following manner:

            (a) Optionee shall deliver a notice ("Notice") to the Company stating (i) his or her bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he or she proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

            (b) Within 30 days after receipt of the Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers, at the price per share and on the same terms (or terms as similar as reasonably possible) specified in the Notice.

            (c) If all or a portion of the Shares to which the Notice refers are not elected to be purchased pursuant to Section 3(b) hereof, Optionee may sell the Shares not purchased by the Company to any person named in the Notice at the price and terms specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and, provided further, that any such sale is in accordance with all the terms and conditions hereof.

In the event of any transfer by operation of law or other involuntary transfer (including, but not limited to, by will or by the laws of descent or distribution) where there is no price established as a matter of law, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth in Section 2(b) above. In such event, Optionee or Optionee's estate shall notify the Company promptly after the happening of the event giving rise to the involuntary transfer. Within 30 days after receipt of such Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers.

      4. TERMINATION OF REPURCHASE RIGHT AND RIGHT OF FIRST REFUSAL. Optionee's obligations and the Company's rights under Sections 2 and 3 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

      5. ASSIGNMENT. The Company may assign its rights under Sections 2 and 3 hereof to one or more persons or entities who shall have the right to exercise such rights in his, her or its own name and for his, her or its own account. If the exercise of any such right requires the consent of the California Securities Commissioner or the consent of the Securities Commissioner, or the equivalent, of another state, the parties agree to cooperate in requesting such consent.

      6. ADJUSTMENT. If, from time to time during the term of the right of first refusal available pursuant to Section 3 hereof:

            (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

            (b) There is any consolidation, merger or sale of all or substantially all of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the right of first refusal set forth in Section 3 hereof and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to such right of first refusal (provided, however, if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the right of first refusal set forth in Section 3 hereof, then such new, substituted or additional securities or other property shall not be included in the word "Shares" for the purposes of this Section).

      7. LEGENDS. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form unless in the opinion of the Company's counsel such legends are no longer necessary:

            (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

            (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

      8. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Act, in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

            (a) Optionee represents and warrants that he or she is purchasing the Shares solely for Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares Optionee is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person.

            (b) Optionee represents and warrants that he or she is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he or she has a preexisting personal or business relationship with the officers and directors of the Company and that Optionee has such knowledge and experience in business and financial matters to enable him or her to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he or she has the capacity to protect his or her own interests in connection with the purchase of the Shares. Optionee further represents and warrants that Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

            (c) Optionee represents and warrants that he or she realizes that Optionee's purchase of the Shares will be a speculative investment and that he or she is able, without impairing Optionee's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his or her investment.

            (d) Optionee represents and warrants that the Company has disclosed to him or her in writing that: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

            (e) Optionee represents and warrants that he or she is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the resale occurring not less than one year from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company, the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as such term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by Optionee, if he or she is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Optionee further represents that Optionee understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she may be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied. Optionee represents that he or she understands that in the event the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

            (f) Without in any way limiting Optionee's representations and warranties set forth herein, Optionee further agrees that he or she shall in no event make any disposition of all or any portion of the Shares which Optionee is purchasing unless and until:

                        (i) There is then in effect a Registration Statement
            under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                        (ii) Optionee shall have (x) notified the Company of the
            proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such Shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

      9. ESCROW. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Optionee's Shares upon exercise of the Company's right to repurchase and right of first refusal herein provided for, Optionee agrees to deliver to and deposit with the Secretary of the Company or the Secretary's nominee (in either case, the "Escrow Agent"), as Escrow Agent in this transaction, two Assignments Separate From Certificate duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

      10. RESTRICTION ON ALIENATION. Optionee agrees that he or she will not sell, transfer, gift, pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement and complies with all applicable law. Any sale, transfer, gift, pledge, hypothecation, assignment or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed.

      11. LOCKUP AGREEMENT. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed 180 days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Act, provided that all officers and directors of the Company are required or agree to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares or other securities subject to the foregoing restriction until the end of such period.

      12. MISCELLANEOUS.

            (a) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

            (b) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the purchased Shares.

            (c) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

            (d) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at such party's address hereinafter shown below such party's signature or at such other address as such party may designate by ten days advance written notice to the other party hereto.

            (e) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his or her heirs, executors, administrators and permitted successors and assigns.

            (f) This Agreement shall be construed under the laws of the State of Delaware and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

            (g) Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold or evaluated in the open market, that they have a unique and special value, and that the Company and its shareholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced and, for this reason, among others, Optionee agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

            (h) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

            (i) Nothing in this Agreement shall be deemed to create any term of employment or affect in .any manner whatsoever the right or power of the Company to terminate Optionees employment, for any reason, with or without cause.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      Ritz Interactive, Inc.,
                                             a Delaware corporation.

                                      By: ______________________________________
                                      Title: ___________________________________
                                      Address: _________________________________

                                      OPTIONEE

                                      Signature: _______________________________
                                      Address: _________________________________
                                               _________________________________

                                 SPOUSAL CONSENT

      The undersigned spouse of Optionee acknowledges that he or she has read, the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, in the Shares shall be similarly bound by this Agreement.

Date: ___________________________     __________________________________________
                                      Spouse of Optionee

                                      Print Spouse's Name: _____________________

                    ATTACHMENT A TO STOCK PURCHASE AGREEMENT

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED ______________________________________________________ hereby sells, assigns and transfers unto _______________________________________(_____)
shares of the Common Stock (the "Shares") of Ritz Interactive, Inc., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No.____________ herewith, and does hereby irrevocably constitute and appoint _____________________________________________
attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:____________________________

                               Signature:__________________________________
                               Printed Name:___________________________

                    ATTACHMENT B TO STOCK PURCHASE AGREEMENT

                            JOINT ESCROW INSTRUCTIONS
                               _____________, 199____

Corporate Secretary
[Company Name]
[Company Address]

Dear___________________________:

As Escrow Agent for both Ritz Interactive, Inc.,, a Delaware corporation (the "Company"), and the undersigned grantee of an option to purchase stock of the Company ("Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "Agreement"), dated as of____________________________, 199_____, to which a copy of these Joint Escrow Instructions is attached as Attachment B, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the repurchase right or the right of first refusal (collectively, the "Repurchase Rights") set forth in the Agreement, the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Rights.

3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to sad stock as provided in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his or her attoraey-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments or other documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated.

4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Repurchase Rights under the Agreement.

5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attomey-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and you are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to either of the other parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each of the other parties hereto. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in -writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:      Ritz Interactive, Inc.,
              ________________________________________________
              ________________________________________________
              Attention: Secretary

OPTIONEE:     ________________________________________________
              ________________________________________________
              ________________________________________________

ESCROW AGENT: ________________________________________________
              ________________________________________________
              ________________________________________________
              Attention: Secretary

16.By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                             Very truly yours,
                             Ritz Interactive, Inc.,
                             a Delaware corporation

                             By: __________________________
                             Title:________________________

                             OPTIONEE

                             Signature: ___________________________
                             Print Name:___________________________

Agreed to and accepted as of the date set forth above.

ESCROW AGENT

Signature: _______________________________________
Print Name: ______________________________________